Exhibit 99.1

          Innodata Isogen Reports First Quarter 2007 Results

    --  Revenues Up 24% from 2006 First Quarter

    NEW YORK--(BUSINESS WIRE)--May 10, 2007--INNODATA ISOGEN, INC. (NASDAQ: INOD), a leading provider of content-related IT and BPO solutions, today announced revenues of $12,729,000 for the three months ended March 31, 2007, up 24% from revenues of $10,285,000 in the first quarter of 2006.

    The company reported a net loss of $643,000, or $0.03 per diluted share, for the first quarter of 2007, versus a net loss of $1,346,000 or $0.06 per diluted share, for the first quarter of 2006.

    For the second quarter of 2007, the company expects to achieve an approximately 50% increase in revenues over the second quarter of 2006, and it anticipates that its financial performance will continue to improve in the second half of 2007. Based on business that the company has secured to date, 2007 revenues could potentially exceed 2006 revenues by more than 20%.

    Jack Abuhoff, chairman and CEO of Innodata Isogen, said, "Our revamped organizational structure is in full swing and we are concentrating strongly on expanding our franchise with high-profile clients."

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an earnings conference call, including a question & answer period, at 11:00 AM ET today. You can participate in this call by dialing the following call-in numbers:



1-877-704-5378 (Domestic)
1-913-312-1292 (International)

1-888-203-1112 (Domestic Replay)
1-719-457-0820 (International Replay)

Pass code on Replay only: 3696284


    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (NASDAQ: INOD) helps organizations create and manage information more effectively and economically, providing a comprehensive range of content-focused IT and BPO services to solve information management and publishing challenges.

    We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North
America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.

    Innodata Isogen (www.innodata-isogen.com) is named to both
EContent magazine's EContent 100 and KMWorld magazine's 100 Companies That Matter In Knowledge Management. KMWorld also recognized the unique value of Innodata Isogen's comprehensive content supply chain solutions in its Trend-Setting Products of 2006 annual honors.

    In addition, Innodata Isogen was also recently ranked as a leading provider of specialized BPO services by the International Association of Outsourcing Professionals (IOAP) on its annual Global Outsourcing 100 top list.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "estimate," "believe," "expect," and "anticipate" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.

    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of the company's clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that Innodata Isogen acquires, changes in the company's business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risk and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission.

    Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur. We undertake no obligation to update or review any guidance or other forward-looking information, whether as a result of new information, future developments or otherwise.



                INNODATA ISOGEN, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                             (Unaudited)

                                                       Three Months
                                                           Ended
                                                         March 31,

                                                       2007     2006
                                                     -------- --------

REVENUES                                             $12,729  $10,285
                                                     -------- --------

OPERATING COSTS AND EXPENSES:
  Direct operating expenses                           10,044    8,353
  Selling and administrative expenses                  3,445    3,386
  Interest (income) - net                               (137)    (151)
                                                     -------- --------

         Total                                        13,352   11,588
                                                     -------- --------
LOSS BEFORE PROVISION FOR INCOME TAXES                  (623)  (1,303)

PROVISION FOR INCOME TAXES                                20       43
                                                     -------- --------
NET LOSS                                             $  (643) $(1,346)
                                                     ======== ========

BASIC AND DILUTED LOSS PER SHARE                     $  (.03) $  (.06)
                                                     ======== ========
WEIGHTED AVERAGE SHARES OUTSTANDING                   23,906   24,033
                                                     ======== ========




                INNODATA ISOGEN, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in Thousands)

                                            March 31,    December 31,
                                              2007          2006
                                          ------------- --------------
                                            Unaudited    Derived from
                                                           audited
                                                          financial
                                                          statements
ASSETS

CURRENT ASSETS:
  Cash and equivalents                         $12,462        $13,597
  Accounts receivable-net                        7,893          6,484
  Prepaid expenses and other current
   assets                                        1,657          1,589
  Refundable income taxes                        1,062          1,062
  Deferred income taxes                            213            190
                                          ------------- --------------

      Total current assets                      23,287         22,922

PROPERTY AND EQUIPMENT - NET                     4,562          4,564

OTHER ASSETS                                     1,849          1,912

DEFERRED INCOME TAXES                              256            256

GOODWILL                                           675            675
                                          ------------- --------------

TOTAL                                          $30,629        $30,329
                                          ============= ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                             $ 1,273        $   987
  Accrued expenses                               2,116          2,117
  Accrued salaries, wages and related
   benefits                                      4,715          4,259
  Income and other taxes                         1,448          1,295
  Current portion of long term
   obligations                                     518            632
                                          ------------- --------------

      Total current liabilities                 10,070          9,290

DEFERRED INCOME TAXES                            1,143          1,126

LONG TERM OBLIGATIONS                            1,011            904

STOCKHOLDERS' EQUITY                            18,405         19,009
                                          ------------- --------------


TOTAL                                          $30,629        $30,329
                                          ============= ==============

    CONTACT: Innodata Isogen, Inc.
             Steven L. Ford, 201-371-2510
             Chief Financial Officer
             sford@innodata-isogen.com